EXHIBIT 99.4
(Employee Form)
AMENDMENT NO. 1 TO AMENDED AND RESTATED
MASTER EXCHANGE AGREEMENT
This Amendment No. 1 to the Amended and Restated Master Exchange Agreement (this “Amendment”) is made by Camden Property Trust (the “Company”) and is effective as of the date on which it is approved and adopted by the Compensation Committee of the Board of Trust Managers of the Company.
WHEREAS, the Company previously entered into an Amended and Restated Master Exchange Agreement, which is an Option Agreement for purposes of the KEYSOP (the “Option Agreement”), with the Recipient pursuant to which the Recipient was granted certain Modified Rights to Repurchase relating to the repurchase of Restricted Shares and certain options to acquire marketable securities pursuant to the KEYSOP (collectively, “Options”); and
WHEREAS, Section 409A (“Code Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”), was enacted on October 22, 2004, and related Treasury Regulations were published April 10, 2007 and are effective January 1, 2008, and are applicable to deferred compensation, including the Options and certain other equity compensation rights, that vest after December 31, 2004; and
WHEREAS, the Modified Rights to Repurchase that vested on and before December 31, 2004 (the “Grandfathered Modified Rights to Repurchase”) are not subject to Code Section 409A, provided they are not materially modified on or after October 3, 2004; and
WHEREAS, the Modified Rights to Repurchase that vest after December 31, 2004 (the “Non-Grandfathered Modified Rights to Repurchase”) are subject to Code Section 409A; and
WHEREAS, the Committee has the authority, pursuant to Section 4.3 of the KEYSOP, to amend an Option Agreement issued pursuant to the KEYSOP if the Committee determines that an amendment is necessary or advisable as a result of, among other things, a change in the Code or any regulation, which occurs after the grant date and applies to the Option; and
WHEREAS, the Committee has determined it to be necessary and advisable to amend certain provisions of the Option Agreement to (i) cause the Non-Grandfathered Modified Rights to Repurchase to comply with applicable provisions of Code Section 409A and the Treasury Regulations issued thereunder and (ii) provide that the Grandfathered Modified Rights to Repurchase will not be materially modified after October 3, 2004; and
WHEREAS, the Company and the Committee intend that this Amendment and the Option Agreement be interpreted and administered consistent with Code Section 409A and the Treasury Regulations issued thereunder;
NOW, THEREFORE, the Committee does hereby amend the Option Agreement as follows:

1. Section 3 of the Option Agreement is hereby amended and restated to read in its entirety as follows:
“The Restricted Shares are (and shall continue to be) held in a rabbi trust (the “Trust”) established by and for the benefit of the Company. The Trust shall be administered by an independent trustee selected by the Company. Unless otherwise agreed by Recipient and the Company, the Company agrees, whenever any dividend is declared on common shares of beneficial interest of the Company, $.01 par value per share (the “Common Shares”), to pay to the Recipient an amount per Restricted Share held hereunder as of such date(s) by the Trust equal to the amount per Common Share paid to the holders of record of Common Shares of the Company (the “Dividend Equivalents”). The Recipient may elect that any Dividend Equivalents payable on account of dividends declared on the Common Shares shall be paid to the Trust instead of to the Recipient. In such event, the Dividend Equivalents shall be paid into the Trust on a quarterly basis and shall be subject to a six month vesting period beginning on the date that the Dividend Equivalents are deposited into the Trust. The Trustee will invest the Dividend Equivalents in marketable securities selected at the discretion of the Committee, and the Recipient will receive an option to purchase assets from the Trust in accordance with the terms of the KEYSOP. Any such election to pay Dividend Equivalents to the Trust must be made no later than December 31 of the year preceding the year in which the Dividend Equivalents may be payable on account of dividends declared on the Common Shares during such succeeding calendar year, and shall be irrevocable for those Dividend Equivalents; provided, however, that solely with respect to Dividend Equivalents that would otherwise be subject to such an election after the Recipient’s Separation from Service (as defined in Code Section 409A), such an election shall terminate as of the date of the Recipient’s Separation from Service. The Dividend Equivalents payable under this Section 3 shall be distributed directly to the Recipient via payroll or to the Trust, as elected, on a quarterly basis. Upon Separation from Service of the Recipient, no Dividend Equivalents shall be payable on any Restricted Shares that are forfeited by the Recipient. Any Dividend Equivalents paid to the Trust shall accumulate in the Trust and be subject to the terms and provisions of the KEYSOP. In this regard, the Committee shall invest such Dividend Equivalents in marketable securities.”
2. The first sentence of Section 4 of the Option Agreement is hereby amended and restated to read in its entirety as follows:
“Pursuant to the Modified Rights to Repurchase, the Recipient shall have the right to purchase all or any part of any fully-vested Restricted Shares related to such Modified Right to Repurchase held in the Trust.”
3. Section 5 of the Option Agreement is hereby amended to delete the last sentence thereof.

4. Section 7 of the Option Agreement is hereby amended and restated to read in its entirety as follows:
“The Committee shall not exchange or substitute any Common Shares or Designated Property subject to a Modified Right to Repurchase or an Option.”
5. Section 8 of the Option Agreement is hereby amended and restated to read in its entirety as follows:
“8.
The Modified Rights to Repurchase shall be exercisable as described in this Section 8. Subject to Section 14 hereof, if Recipient’s employment with the Company or its Affiliates is terminated for any reason (a “Termination of Employment”) before the vesting of the Modified Rights to Repurchase, the Modified Rights to Repurchase not theretofore vested shall terminate on the date of the Recipient’s Termination of Employment (the “Termination Date”). Any unexercised Modified Rights to Repurchase that are not exercised within the requisite time period prescribed in this Section 8 shall terminate and be of no further force and effect.

a.
This Section 8.a. is applicable to Grandfathered Modified Rights to Repurchase. Recipient’s vested Grandfathered Modified Rights to Repurchase shall be exercisable for a period of time following the Termination Date equal to the lesser of:

(i)	the expiration of the Post Termination Period (as hereinbelow defined), and

(ii)	Thirty (30) years after the applicable vesting date.
For purposes hereof, the “Post Termination Period” means, as to the Recipient, the period commencing on the day immediately following the Termination Date and ending on the later of (i) one year from the Termination Date or (ii) the number of complete years of employment by the Recipient with the Company or its Affiliates through the Termination Date (provided, that, if the Recipient has completed at least ten (10) complete years of employment, as calculated hereunder, then such period shall end with respect to each Grandfathered Modified Right to Repurchase thirty (30) years from the applicable vesting date). For purposes hereof, any period of employment of the Recipient that is less than one year shall be disregarded in calculating the Post Termination Period. In the event of any merger of any entity with and into the Company or any of its subsidiaries, any former employee of such merged entity who becomes an employee of the Company or its subsidiaries may, in the sole discretion of the Committee, receive credit for all or a portion of such employee’s complete years of employment with such merged entity for purposes of calculating the Post Termination Period hereunder. In the event that the Recipient was employed by the Company and there was a Termination of Employment with respect to such Recipient and later the Recipient became an employee of the Company again, then, unless a waiver (in writing) is granted to the Recipient by the Committee, for purposes of calculating the Post Termination Period, only the complete years of employment of the Recipient immediately preceding the current Termination of Employment of the Recipient shall be considered (i.e. the Post Termination Period will be calculated based on the period beginning upon the date that such Recipient re-commenced employment with the Company and ending upon the date of his or her Termination of Employment). Notwithstanding any provision hereof to the contrary, (i) upon the date that is six months after the date of the death of the Recipient (the “Six Month Date”), and at any time thereafter, the Post Termination Period applicable to such Recipient’s Grandfathered Modified Rights to Repurchase held by any person or entity other than the surviving spouse of the Recipient or a trust in which such surviving spouse is a then-living beneficiary (a “Specified Beneficiary”), including without limitation any such Grandfathered Modified Rights to Repurchase that were originally held by a Specified Beneficiary on the Six Month Date that are no longer so held due to the death of the surviving spouse or any subsequent transfer of such Grandfathered Modified Rights to Repurchase, shall be equal to the shorter of (A) the Post Termination Period (as calculated above) and (B) one year from the Six Month Date, or if the Grandfathered Modified Rights to Repurchase were held by a Specified Beneficiary on the Six Month Date, one year from the first date thereafter that such Grandfathered Modified Rights to Repurchase are no longer held by a Specified Beneficiary; and (ii) in the event that the Committee determines that any act or omission of the Recipient constitutes fraud or a violation of applicable law or any act or omission of the Recipient in connection with the business or affairs of the Company constitutes gross negligence or intentional misconduct (including, without limitation, any violation of a Company policy in any material respect), then the Committee in its sole discretion, may, upon delivery of written notice to the Recipient, reduce the Post Termination Period to the shorter of (A) the Post Termination Period and (B) sixty (60) days from the date that the Committee determines that the Recipient has committed such act or omission.

b.
This Section 8.b. is applicable to Non-Grandfathered Modified Rights to Repurchase. The Recipient to whom such a Non-Grandfathered Modified Right to Repurchase was awarded shall make an election, no later than December 31, 2007, as to the date on which such Non-Grandfathered Modified Right to Repurchase will be exercisable. The Recipient may make a separate election, no later than December 31, 2007, as to the date on which such Non-Grandfathered Modified Right to Repurchase will be exercisable following the Recipient’s Separation from Service or the occurrence of a change in control (as defined in Code Section 409A and referred to herein as a “409A Change in Control”), provided, however, that in the event of a Recipient’s Separation from Service, the Non-Grandfathered Modified Right to Repurchase may not be exercised before the expiration of six months from the date of the Recipient’s Separation from Service. If no such elections are made, such Non-Grandfathered Modified Right to Repurchase shall be exercisable on the later of the following dates:

(i)	The later of January 1, 2012, or two years following the date on which the Non-Grandfathered Modified Right to Repurchase vests; or

(ii)	The earlier of the 16th month following the month in which the Recipient Separates from Service or the 16th month following the month in which a 409A Change in Control occurs.
The exercise date elected by the Recipient with respect to a Non-Grandfathered Modified Right to Repurchase may not be prior to January 1, 2008 and may not be later than 30 years following the date on which the Non-Grandfathered Modified Right to Repurchase vests. In the event of the Recipient’s Separation from Service, the exercise date applicable to the Recipient’s Separation from Service may not be later than the date on which the Post-Termination Period expires. If the Recipient Separates from Service prior to the otherwise applicable exercise date and the exercise date applicable to the Recipient’s Separation from Service is later than the date on which the Post-Termination Period expires, such elected exercise date shall be disregarded and the exercise date related to a Separation from Service shall be the date on which the Post-Termination Period expires. For purposes of this Section 8.b., the Post-Termination Period shall have the meaning described in the first paragraph of Section 8 hereof, except that a Recipient’s Termination Date shall be the date on which the Recipient Separates from Service and a Termination of Employment must be caused by a Separation from Service.

With respect to a Non-Grandfathered Modified Right to Repurchase, the Recipient may elect, on and after January 1, 2008, to defer the date on which such Non-Grandfathered Modified Right to Repurchase is exercisable if the following requirements are satisfied:
(i)	An election to defer the exercise date must be submitted to the Employer no later than twelve (12) months and one day prior to the otherwise scheduled exercise date;

(ii)	The election must defer the exercise date to a date no earlier than five years from the otherwise scheduled exercise date; and

(iii)	The election will not be effective for at least twelve (12) months following the date on which the election is filed.
Such an election may not defer the exercise date to a date later than 30 years following the date on which the Non-Grandfathered Modified Right to Repurchase vests or the expiration of the Post-Termination Period, if applicable. If the Recipient Separates from Service prior to the otherwise applicable exercise date and the exercise date elected by the Recipient with respect to Separation from Service is later than the date on which the Post-Termination Period expires, such elected exercise date shall be disregarded and the exercise date related to a Separation from Service shall be the date on which the Post-Termination Period expires.
The Non-Grandfathered Modified Right to Repurchase may be exercised on the applicable exercise date or within the 90-day period that begins with the exercise date. Following December 31 of the year in which the exercise date occurs, the Non-Grandfathered Modified Right to Repurchase expires and is no longer exercisable.
6. The sixth sentence of Section 16 of the Option Agreement is hereby amended and restated to read in its entirety as follows:
“Without limiting any other remedies available to the Company, upon a failure by a Recipient or his or her transferees or assignees to timely pay any such Costs of Administration, (i) the Committee may cancel one or more of the Grandfathered Modified Rights to Repurchase originally issued to the Recipient and deliver the underlying Company shares to the Company to fund such Costs of Administration; (ii) the Committee may cancel one or more of the Non-Grandfathered Rights to Repurchase originally issued to the Recipient, one day following the date that is six months from the Recipient’s Separation from Service, and deliver the underlying Company shares to the Company to fund such Costs of Administration; and/or (iii) the Committee may withhold an amount equal to such Costs of Administration from the Dividend Equivalents otherwise payable to the Recipient or his transferees or assignees and apply such withheld Dividend Equivalents to the payment of the Costs of Administration.

7. Section 17 of the Option Agreement is hereby deleted.
8. This Amendment shall be construed in accordance with the laws of the State of Texas.
9. To the extent any provision of this Amendment is held to be unenforceable, illegal or invalid under any current or future law, such provision shall be fully separable and this Amendment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Amendment, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Amendment are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 9.
10. The terms of the written award documents executed by the Company with respect to the Modified Rights to Repurchase (an “Award Agreement”) have been amended contemporaneously with adoption of this Amendment to reflect any applicable changes made hereunder for compliance with Code Section 409A, as attached hereto as Exhibit B. To the extent any provisions of this Amendment conflict with (i) the provisions of any employment agreement entered into between the Company or any subsidiary thereof and the Recipient, the terms of the employment agreement shall control or (ii) the terms of any Award Agreement, the terms of the Award Agreement shall control; provided, however, that with regard to both (i) and (ii), to the extent required for compliance with Code Section 409A, the provisions of this Amendment shall control. For purposes hereof, the Option Agreement shall not constitute an Award Agreement.
11. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Option Agreement.

IN WITNESS WHEREOF, this Amendment has been executed on and effective as of November 27, 2007.

CAMDEN PROPERTY TRUST

By:

Dennis M. Steen
Chief Financial Officer, Senior Vice
President-Finance and Secretary

ACKNOWLEDGED BY THE RECIPIENT:

Name: